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                                                                 EXHIBIT 4.4



                 SPECIMEN OF THE COMPANY'S COMMON STOCK CERTIFICATE


(FRONT)


FBU

THIS CERTIFICATE IS TRANSFERABLE IN
BOSTON, MA OR NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES

CUSIP 778303 10 7

This Certifies that   is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

ROSS SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY


CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

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(BACK)

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM =        as tenants in common
        TEN ENT =        as tenants by the entireties
        JT TEN  =        as joint tenants with right of
                    survivorship and not as tenants
                    in common

            UNIF GIFT MIN ACT  =   ...........Custodian ......................
                                   (Cust)                  (Minor)
                                   under Uniform Gifts to Minors
                                   Act........................................
                                      (State)
            UNIF TRF MIN ACT   =   .......... Custodian (until age ...........)
                                   (Cust)
                                   ....................under Uniform Transfers
                                   (Minor)
                                   to Minors Act..............................
                                                  (State)

Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                   Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                   Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated


NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.